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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 21, 2007

                               TRANSGENOMIC, INC.
             (Exact name of registrant as specified in its charter)

                Delaware                                000-30975
          (State of Formation)                  (Commission File Number)

                                    911789357
                      (IRS Employer Identification Number)

           12325 Emmet Street
                Omaha, NE                                 68164
 (Address of principal executive offices)              (Zip Code)

                                 (402) 452-5400
              (Registrants' telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(c))

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ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         On February 21, 2007, Transgenomic, Inc. (the "Company") was notified by New River Pharmaceuticals Inc. ("NRP") that NRP was exercising its right to terminate the binding Summary of Terms, dated December 15, 2006, pursuant to which NRP had agreed to purchase 250,000 shares of common stock of Pinnacle Pharmaceuticals, Inc. from the Company. Accordingly, the Company will not be selling such shares to NRP as announced in the report on Form 8-K filed by the Company on December 21, 2006.

         There are no relationships between the Company and the NRP.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     TRANSGENOMIC, INC.


                                                     By  /s/ Debra A. Schneider
                                                         -----------------------
                                                         Debra A. Schneider,
                                                         Chief Financial Officer

February 26, 2007

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